Summary of significant transaction	12 Months Ended
Dec. 31, 2020
Summary of significant transaction
Summary of significant transaction

2. Summary of significant transaction

On July 14, 2019 we and Gilead announced that we entered into a 10-year global research and development collaboration. Through this agreement, Gilead gained exclusive access to our innovative portfolio of compounds, including clinical and preclinical programs and a proven drug discovery platform.

At inception of this collaboration in 2019, we received an upfront payment €3,569.8 million ($3.95 billion) and a €960.1 million ($1.1 billion) equity investment from Gilead. On November 6, 2019 Gilead exercised warrant A, which resulted in an additional equity investment of €368.0 million.

At inception of this collaboration, we identified the following three performance obligations: (i) the transfer of an extended license on GLPG1690, (ii) the granting of exclusive access to our drug discovery platform (i.e. the IP, technology, expertise and capabilities) during the collaboration period and exclusive option rights on our current and future clinical programs after Phase 2 (or, in certain circumstances, the first Phase 3 study) outside Europe and (iii) an increased cost share from 20/80 to 50/50 on the global development activities of filgotinib, as a result of the revised license and collaboration agreement.

As part of the collaboration, Gilead also received option rights for GLPG1972, a Phase 2b candidate for osteoarthritis, in the United States. In November 2020, Gilead however declined to exercise its option for GLPG1972.

Since October 22, 2019, Gilead has had two representatives on the supervisory board of Galapagos (Daniel O'Day and Linda Higgins).

During Q4 2020, Gilead decided not to pursue FDA approval of the RA indication for filgotinib in the U.S. as a result of Complete Response Letter (CRL) from the Food and Drug Administration (FDA). Due to this, Gilead and we agreed to amend our existing collaboration for the commercialization and development of filgotinib. Under the new arrangement, we will assume sole responsibility in Europe for filgotinib in RA and in all other potential future indications and will fully support the costs of certain of the development activities. In connection with the changes in responsibility for the commercialization and development of filgotinib in Europe, we received a payment of €35.0 million ($42.5 million) from Gilead in January 2021 and are entitled to additional payments of €125.0 million ($151.8 million), of which €75.0 million will be paid in 2021 and €50.0 million will be paid in 2022. In addition, we will no longer be eligible to receive future milestone payments relating to filgotinib in Europe, and we will pay royalties on net sales of Jyseleca (filgotinib) in Europe to Gilead as from January 1, 2024.

This modification to the collaboration with Gilead did not result in the creation of new performance obligations, and only the performance obligation related to the development activities for filgotinib has been reassessed.

We retain the following three performance obligations, of which the first one was satisfied completely in 2019; (i) the transfer of an extended license on GLPG1690, (ii) the granting of exclusive access to our drug discovery platform (i.e. the IP, technology, expertise and capabilities) during the collaboration period and exclusive option rights on our current and future clinical programs after Phase 2 (or, in certain circumstances, the first Phase 3 study) outside Europe and (iii) an increased cost share from 20/80 to 50/50 to 100/0 (for certain agreed activities (Group A activities)) on the global development activities of filgotinib, until we complete the remaining development activities.

We refer to the critical accounting judgments and key sources of estimation uncertainty section (note 4) explaining critical judgments and estimates in applying accounting policies.

Terms of the collaboration

We will fund and lead all discovery and development autonomously until the end of Phase 2. After the completion of a qualifying Phase 2 study (or, in certain circumstances, the first Phase 3 study), Gilead will have the option to acquire a license to the compound outside Europe. If the option is exercised, we and Gilead will co-develop the compound and share costs equally. Gilead will maintain option rights to our programs through the 10-year term of the collaboration. This term can be extended for up to an additional three years thereafter for those programs, if any, that have entered clinical development prior to the end of the collaboration term. In addition, a final term extension can be granted in certain circumstances. If GLPG1690 had been approved in the United States, Gilead would have paid us an additional $325 million regulatory milestone fee. Development of GLPG1690 was discontinued in February 2021.

For GLPG1972, after the completion of the ongoing Phase 2b study in osteoarthritis, Gilead had the option to pay a $250 million fee to license the compound in the United States, but declined to exercise its option in November 2020. If certain secondary efficacy endpoints for GLPG1972 had been met, Gilead would have paid us up to an additional $200 million. Following opt-in on GLPG1972, we would have been eligible to receive up to $550 million in regulatory and sales based milestones. In November 2020, Gilead declined to exercise its option to GLPG1972.

For all other programs resulting from the collaboration, Gilead will make a $150 million opt-in payment per program and will owe no subsequent milestones. We will receive tiered royalties ranging from 20-24% on net sales of all our products licensed by Gilead in all countries outside Europe as part of the agreement.

Revised filgotinib collaboration

Under the revised agreement, we will assume all development, manufacturing, commercialization and certain other rights for filgotinib in Europe, providing the opportunity to build a commercial presence on an accelerated timeline. The transfer will be subject to applicable local legal, regulatory and consultation requirements. The parties intend to transfer most activities by December 31, 2021 and complete the transition by December 31, 2022. Beginning on January 1, 2021, Galapagos will bear the future development costs for certain studies (defined as “Group A activities”), in lieu of the equal cost split contemplated by the previous agreement. These studies include the DARWIN3, FINCH4, FILOSOPHY, and Phase 4 studies and registries in RA, MANTA and MANTA-RAy, the PENGUIN1 and 2 and EQUATOR2 studies in PsA, the SEALION1 and 2 studies in AS, the HUMBOLDT study in uveitis in addition to other clinical and non-clinical expenses supporting these studies and support for any investigator sponsored trials in non-IBD conditions and non-clinical costs on all current trials. The existing 50/50 global development cost sharing arrangement will continue for the following studies (defined as “Group B activities”): SELECTION and its long-term extension study (LTE) in UC, DIVERSITY and its LTE, DIVERGENCE 1 and 2 and their LTEs and support for Phase 4 studies and registries in Crohn’s disease, pediatric studies and their LTEs in RA, UC and Crohn’s disease, and support for investigator sponsored trials in IBD. All commercial economics on filgotinib in Europe will transfer to Galapagos as of January 1, 2022, subject to payment of tiered royalties of 8 to 15% of net sales in Europe to Gilead, starting in 2024. In connection with the amendments to the existing arrangement for the commercialization and development of filgotinib, Gilead has agreed to irrevocably pay us €160 million, which will be split between a €110 million payment in 2021 (of which €35 million has been received in January 2021) and a €50 million payment in 2022 and is subject to certain adjustments for higher than budgeted development costs. In addition, Galapagos will no longer be eligible to receive any future milestone payments relating to filgotinib in Europe. Other terms of the original license agreement remain in effect, including the remaining  $295 million in development and regulatory milestones (excluding the remaining approval milestones in Europe that became forfeited), sales-based milestone payments of up to $600 million and tiered royalties ranging from 20-30% payable in territories outside Europe (whereas before it was applicable for all countries outside of Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Spain and the United Kingdom).

In addition, we achieved two regulatory approval milestones in 2020 totaling $105 million.

Terms of the equity investment

As part of the research and development collaboration of 2019 Gilead also entered into a share subscription agreement with us. Gilead’s equity investment consisted of a subscription for new Galapagos shares at a price of €140.59 per share, representing on July 14, 2019 a 20% premium to Galapagos’ 30-day,volume-weighted average price. This equity subscription took place at closing of the transaction, on August 23, 2019 and increased Gilead’s stake in Galapagos from approximately 12.3% to 22.04% of the then issued and outstanding shares in Galapagos. In addition, the extraordinary general meeting of shareholders of October 22, 2019 approved the issuance of warrant A and initial warrant B allowing Gilead to further increase its ownership of Galapagos to up to 29.9% of the company’s issued and outstanding shares. The initial warrant B has a term of five years and an exercise price per share equal to the greater of (i)  120% multiplied by the arithmetic mean of the 30-day daily volume weighted average trading price of Galapagos’ shares as traded on Euronext Brussels and Euronext Amsterdam, and (ii) EUR 140.59. Subsequent warrant B is still subject to approval by an extraordinary general meeting of shareholders. This extraordinary general meeting of shareholders shall take place between 57 and 59 months of the closing of the subscription agreement and this warrant will have substantially similar terms, including as to exercise price, to the initial warrant B. The agreement also includes a 10-year standstill restricting Gilead’s ability to propose a business combination with or acquisition of Galapagos or increase its stake in Galapagos beyond 29.9% of the company’s issued and outstanding shares, subject to limited exceptions. On November 6, 2019, Gilead exercised warrant A and increased its ownership in Galapagos to 25.10% of the then outstanding shares. Gilead did not exercise any of its warrants during 2020 and warrant A came to maturity in October 2020. Gilead’s ownership slightly diluted to 25.54% at December 31, 2020.